Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund,
Virtus Newfleet Multi-Sector Intermediate Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund (the “Funds”), each a series of Virtus Opportunities Trust

Supplement dated December 1, 2025 to the Virtus Opportunities Trust

Statutory Prospectus applicable to the Funds, dated January 28, 2025, as supplemented

Important Notice to Investors

Effective January 21, 2026, Virtus will discontinue the checkwriting feature for the Funds and checkwriting checks will no longer be honored or accepted after this date.

The disclosure pertaining to the checkwriting feature, which appears in the sixth bullet point in the “How to Sell Shares” section under “Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only” on page 117 of the Funds’ statutory prospectus, will be removed.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/Newfleet Checkwriting Discontinuance (12/2025)